101 P2 07/18

SUPPLEMENT DATED July 6, 2018

TO THE PROSPECTUS DATED January 1, 2018

OF

Templeton Growth Fund, Inc.

Notice of Plan of Recapitalization

As approved by the Board of Directors (the “Board”) of the Templeton Growth Fund, Inc. (the “Fund”) at Board meetings held on February 26 and 27, 2018, effective August 1, 2018, the Class C shares of the Fund are renamed “Class C1” shares.  Further, the Board also approved a Plan of Recapitalization in which the Class C1 shares of the Fund will be converted into a new Class C shares of the Fund (the “Recapitalization”). The new Class C shares into which the Class C1 shares will be converted have the same rights, preferences and fee structure as the Class C1 shares, except that the new Class C shares will have a conversion feature, as discussed below. The Recapitalization will be accomplished pursuant to the Board’s authority, as provided in the Fund’s Amended and Restated Articles of Incorporation and under Maryland law, without shareholder approval or consent, as further described in the Fund’s Prospectus under “Your Account Information – Account Policies – Additional Policies.”

The Recapitalization is expected to occur on or about the close of business on October 5, 2018.  The Class C1 shares of the Fund will cease to be offered and available for purchase upon the close of business on October 5, 2018.  All orders for Class C1 shares received after that date will be processed as orders for the new Class C shares of the Fund. As of the closing of the Recapitalization, all previous holders of Class C1 shares will hold a number of Class C shares with the same aggregate net asset value as the Class C1 shares held immediately before the Recapitalization.  The only difference for previous holders of Class C1 shares will be that the Class C shares held following the Recapitalization will have a conversion feature.

Shareholders will not bear any fees or expenses in connection with the Recapitalization. The Recapitalization is intended to constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code, as amended. Shareholders should consult with their tax advisor regarding the state and local tax consequences of the Recapitalization.

Notice of Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period

At Board meetings held on February 26 and 27, 2018, the Board of the Fund approved a new Class C shares with an automatic conversion feature that will automatically convert shareholders’ Class C shares into Class A shares of the Fund after they have been held for 10 years. After conversion, your new shares will be subject to Class A shares’ lower Rule 12b-1 fees.  The new Class C shares and conversion feature will become effective on or about October 5, 2018.  Later that month Class C shares of the Fund that have been outstanding for 10 years or more will automatically convert to Class A shares of the Fund on the basis of the relative net asset values of the two classes. If you previously owned Class C1 shares of the Fund, the time you held such shares will count towards the 10-year period for automatic conversion to Class A shares. Thereafter, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C (or Class C1) shares’ purchase date. Class C (or Class C1) shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Shareholders will not pay a sales charge, including a contingent deferred sales charge, upon the conversion of their Class C shares to Class A shares pursuant to this conversion feature. The automatic conversion of the Fund’s Class C shares into Class A shares after the 10-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C (or Class C1) shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods.  This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level.  In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C (and, if applicable, Class C1) shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Also effective October 5, 2018, new accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares.  Accounts or plans (and their successor, related and affiliated plans) that have Class C1 shares of the Fund available to participants on or before October 5, 2018, may continue to open accounts for new participants in the Class C share class and purchase additional shares in existing participant accounts.  The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shareholders may convert to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Please keep this supplement with your prospectus for future reference.

101 SA2 07/18

SUPPLEMENT DATED July 6, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED January 1, 2018

OF

Templeton Growth Fund, Inc.

The Statement of Additional Information is amended as follows:

The following is added after the second paragraph under the “Organization, Voting Rights and Principal Holders” section of the Statement of Additional Information:

Effective July, 6, 2018, the Class C shares of the Fund were renamed Class C1 shares in the Fund’s Amended and Restated Articles of Incorporation as filed with the State of Maryland.

Please keep this supplement with your statement of additional information for future reference